Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2025
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2025 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2025 Q1
(Dollars in millions, except per share data and as noted)	2025	2024	2024	2024	2024	2024	2024
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$8,013	$8,098	$8,076	$7,546	$7,488	(1)%	7%
Non-interest income	1,987	2,092	1,938	1,960	1,914	(5)	4
Total net revenue(1)	10,000	10,190	10,014	9,506	9,402	(2)	6
Provision for credit losses	2,369	2,642	2,482	3,909	2,683	(10)	(12)
Non-interest expense:
Marketing	1,202	1,375	1,113	1,064	1,010	(13)	19
Operating expense	4,700	4,714	4,201	3,882	4,127	—	14
Total non-interest expense	5,902	6,089	5,314	4,946	5,137	(3)	15
Income from continuing operations before income taxes	1,729	1,459	2,218	651	1,582	19	9
Income tax provision	325	366	441	54	302	(11)	8
Income from continuing operations, net of tax	1,404	1,093	1,777	597	1,280	28	10
Income from discontinued operations, net of tax	—	3	—	—	—	**	—
Net income	1,404	1,096	1,777	597	1,280	28	10
Dividends and undistributed earnings allocated to participating securities(2)	(22)	(17)	(28)	(9)	(23)	29	(4)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$1,325	$1,022	$1,692	$531	$1,200	30	10
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$3.46	$2.66	$4.42	$1.39	$3.14	30%	10%
Income from discontinued operations	—	0.01	—	—	—	**	—
Net income per basic common share	$3.46	$2.67	$4.42	$1.39	$3.14	30	10
Diluted earnings per common share:(2)
Net income from continuing operations	$3.45	$2.66	$4.41	$1.38	$3.13	30%	10%
Income from discontinued operations	—	0.01	—	—	—	**	—
Net income per diluted common share	$3.45	$2.67	$4.41	$1.38	$3.13	29	10
Weighted-average common shares outstanding (in millions):
Basic	383.1	382.4	383.0	383.1	382.2	—	—
Diluted	384.0	383.4	383.7	383.9	383.4	—	—
Common shares outstanding (period-end, in millions)	383.0	381.2	381.5	381.9	382.1	—	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—
Tangible book value per common share (period-end)(3)	113.74	106.97	112.36	99.28	98.67	6%	15%

						2025 Q1
(Dollars in millions)	2025	2024	2024	2024	2024	2024	2024
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$323,598	$327,775	$320,243	$318,186	$315,154	(1)%	3%
Interest-earning assets	463,414	463,058	458,189	452,547	453,557	—	2
Total assets	493,604	490,144	486,433	480,018	481,720	1	2
Interest-bearing deposits	340,964	336,585	327,253	324,437	323,352	1	5
Total deposits	367,464	362,707	353,631	351,442	350,969	1	5
Borrowings	41,773	45,551	49,336	47,956	50,361	(8)	(17)
Common equity	58,697	55,938	58,080	53,135	52,955	5	11
Total stockholders’ equity	63,542	60,784	62,925	57,981	57,801	5	10
Balance Sheet (Average Balances)
Loans held for investment	$322,385	$321,871	$318,255	$314,888	$314,614	—	2%
Interest-earning assets	462,771	460,640	454,484	450,908	447,803	—	3
Total assets	491,817	488,300	481,219	477,285	474,995	1%	4
Interest-bearing deposits	337,840	331,564	324,509	322,581	318,450	2	6
Total deposits	364,078	358,323	351,125	349,488	345,657	2	5
Borrowings	44,448	46,293	48,274	48,842	50,474	(4)	(12)
Common equity	57,395	56,918	56,443	53,262	53,152	1	8
Total stockholders’ equity	62,240	61,764	61,289	58,107	57,998	1	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2025 Q1
(Dollars in millions, except as noted)	2025	2024	2024	2024	2024	2024		2024
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(1)%	—	7%	1%	—	**		**
Non-interest income growth (period over period)	(5)	8%	(1)	2	(4)%	**		**
Total net revenue growth (period over period)	(2)	2	5	1	(1)	**		**
Total net revenue margin(4)	8.64	8.85	8.81	8.43	8.40	(21)	bps	24	bps
Net interest margin(5)	6.93	7.03	7.11	6.70	6.69	(10)		24
Return on average assets	1.14	0.90	1.48	0.50	1.08	24		6
Return on average tangible assets(6)	1.18	0.92	1.53	0.52	1.11	26		7
Return on average common equity(7)	9.23	7.16	11.99	3.99	9.03	207		20
Return on average tangible common equity(8)	12.55	9.77	16.42	5.59	12.67	278		(12)
Efficiency ratio(9)	59.02	59.75	53.07	52.03	54.64	(73)		438
Operating efficiency ratio(10)	47.00	46.26	41.95	40.84	43.89	74		311
Effective income tax rate for continuing operations	18.8	25.1	19.9	8.3	19.1	(630)		(30)
Employees (period-end, in thousands)	53.9	52.6	52.5	52.1	51.3	2%		5%
Credit Quality Metrics
Allowance for credit losses	$15,899	$16,258	$16,534	$16,649	$15,380	(2)%		3%
Allowance coverage ratio	4.91%	4.96%	5.16%	5.23%	4.88%	(5)	bps	3	bps
Net charge-offs	$2,736	$2,884	$2,604	$2,644	$2,616	(5)%		5%
Net charge-off rate(11)	3.40%	3.59%	3.27%	3.36%	3.33%	(19)	bps	7	bps
30+ day performing delinquency rate	3.29	3.69	3.58	3.36	3.40	(40)		(11)
30+ day delinquency rate	3.51	3.98	3.89	3.63	3.67	(47)		(16)
Capital Ratios(12)
Common equity Tier 1 capital	13.6%	13.5%	13.6%	13.2%	13.1%	10	bps	50	bps
Tier 1 capital	14.9	14.8	14.9	14.5	14.4	10		50
Total capital	17.0	16.4	16.6	16.3	16.2	60		80
Tier 1 leverage	11.6	11.6	11.6	11.3	11.3	—		30
Tangible common equity (“TCE”)(13)	9.1	8.6	9.1	8.2	8.1	50		100

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2025 Q1
(Dollars in millions, except as noted)	2025	2024	2024	2024	2024	2024	2024
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$10,157	$10,434	$10,547	$9,993	$9,920	(3)%	2%
Investment securities	770	753	733	700	687	2	12
Other	491	530	580	587	570	(7)	(14)
Total interest income	11,418	11,717	11,860	11,280	11,177	(3)	2
Interest expense:
Deposits	2,715	2,862	2,945	2,874	2,812	(5)	(3)
Securitized debt obligations	176	205	234	258	261	(14)	(33)
Senior and subordinated notes	505	540	596	591	606	(6)	(17)
Other borrowings	9	12	9	11	10	(25)	(10)
Total interest expense	3,405	3,619	3,784	3,734	3,689	(6)	(8)
Net interest income	8,013	8,098	8,076	7,546	7,488	(1)	7
Provision for credit losses	2,369	2,642	2,482	3,909	2,683	(10)	(12)
Net interest income after provision for credit losses	5,644	5,456	5,594	3,637	4,805	3	17
Non-interest income:
Interchange fees, net	1,223	1,260	1,228	1,249	1,145	(3)	7
Service charges and other customer-related fees	509	554	501	459	462	(8)	10
Net securities gains (losses)	—	—	(35)	—	—	—	—
Other	255	278	244	252	307	(8)	(17)
Total non-interest income	1,987	2,092	1,938	1,960	1,914	(5)	4
Non-interest expense:
Salaries and associate benefits	2,546	2,329	2,391	2,200	2,478	9	3
Occupancy and equipment	615	674	587	551	554	(9)	11
Marketing	1,202	1,375	1,113	1,064	1,010	(13)	19
Professional services	437	630	402	316	262	(31)	67
Communications and data processing	399	398	358	355	351	—	14
Amortization of intangibles	16	19	20	19	19	(16)	(16)
Other	687	664	443	441	463	3	48
Total non-interest expense	5,902	6,089	5,314	4,946	5,137	(3)	15
Income from continuing operations before income taxes	1,729	1,459	2,218	651	1,582	19	9
Income tax provision	325	366	441	54	302	(11)	8
Income from continuing operations, net of tax	1,404	1,093	1,777	597	1,280	28	10
Income from discontinued operations, net of tax	—	3	—	—	—	**	—
Net income	1,404	1,096	1,777	597	1,280	28	10
Dividends and undistributed earnings allocated to participating securities(2)	(22)	(17)	(28)	(9)	(23)	29	(4)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—
Net income available to common stockholders	$1,325	$1,022	$1,692	$531	$1,200	30	10

						2025 Q1
	2025	2024	2024	2024	2024	2024	2024
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income from continuing operations	$3.46	$2.66	$4.42	$1.39	$3.14	30%	10%
Income from discontinued operations	—	0.01	—	—	—	**	—
Net income per basic common share	$3.46	$2.67	$4.42	$1.39	$3.14	30	10
Diluted earnings per common share:(2)
Net income from continuing operations	$3.45	$2.66	$4.41	$1.38	$3.13	30%	10%
Income from discontinued operations	—	0.01	—	—	—	**	—
Net income per diluted common share	$3.45	$2.67	$4.41	$1.38	$3.13	29	10
Weighted-average common shares outstanding (in millions):
Basic common shares	383.1	382.4	383.0	383.1	382.2	—	—
Diluted common shares	384.0	383.4	383.7	383.9	383.4	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2025 Q1
	2025	2024	2024	2024	2024	2024	2024
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,108	$3,028	$3,976	$5,298	$4,671	36%	(12)%
Interest-bearing deposits and other short-term investments	44,465	40,202	45,322	40,116	46,357	11	(4)
Total cash and cash equivalents	48,573	43,230	49,298	45,414	51,028	12	(5)
Restricted cash for securitization investors	392	441	421	2,415	474	(11)	(17)
Securities available for sale	84,362	83,013	83,500	79,250	78,398	2	8
Loans held for investment:
Unsecuritized loans held for investment	295,939	298,241	292,061	289,124	285,577	(1)	4
Loans held in consolidated trusts	27,659	29,534	28,182	29,062	29,577	(6)	(6)
Total loans held for investment	323,598	327,775	320,243	318,186	315,154	(1)	3
Allowance for credit losses	(15,899)	(16,258)	(16,534)	(16,649)	(15,380)	(2)	3
Net loans held for investment	307,699	311,517	303,709	301,537	299,774	(1)	3
Loans held for sale	686	202	96	808	1,631	**	(58)
Premises and equipment, net	4,579	4,511	4,440	4,396	4,366	2	5
Interest receivable	2,599	2,532	2,577	2,494	2,514	3	3
Goodwill	15,070	15,059	15,083	15,062	15,062	—	—
Other assets	29,644	29,639	27,309	28,642	28,473	—	4
Total assets	$493,604	$490,144	$486,433	$480,018	$481,720	1	2

						2025 Q1
	2025	2024	2024	2024	2024	2024	2024
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$646	$666	$705	$668	$762	(3)%	(15)%
Deposits:
Non-interest-bearing deposits	26,500	26,122	26,378	27,005	27,617	1	(4)
Interest-bearing deposits	340,964	336,585	327,253	324,437	323,352	1	5
Total deposits	367,464	362,707	353,631	351,442	350,969	1	5
Securitized debt obligations	11,716	14,264	15,881	17,291	17,661	(18)	(34)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	573	562	520	715	568	2	1
Senior and subordinated notes	29,459	30,696	32,911	29,925	32,108	(4)	(8)
Other borrowings	25	29	24	25	24	(14)	4
Total other debt	30,057	31,287	33,455	30,665	32,700	(4)	(8)
Other liabilities	20,179	20,436	19,836	21,971	21,827	(1)	(8)
Total liabilities	430,062	429,360	423,508	422,037	423,919	—	1

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	36,693	36,428	36,216	36,012	35,808	1	2
Retained earnings	65,616	64,505	63,698	62,211	61,905	2	6
Accumulated other comprehensive loss	(7,529)	(9,286)	(6,287)	(9,701)	(9,534)	(19)	(21)
Treasury stock, at cost	(31,245)	(30,870)	(30,709)	(30,548)	(30,385)	1	3
Total stockholders’ equity	63,542	60,784	62,925	57,981	57,801	5	10
Total liabilities and stockholders’ equity	$493,604	$490,144	$486,433	$480,018	$481,720	1	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $705 million in Q1 2025, $706 million in Q4 2024, $624 million in Q3 2024, $649 million in Q2 2024 and $630 million in Q1 2024 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q1 2025 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q1			2024 Q4			2024 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$322,772	$10,157	12.59%	$322,231	$10,434	12.95%	$315,563	$9,920	12.57%
Investment securities	92,659	770	3.32	92,248	753	3.26	88,581	687	3.10
Cash equivalents and other	47,340	491	4.14	46,161	530	4.59	43,659	570	5.21
Total interest-earning assets	$462,771	$11,418	9.87	$460,640	$11,717	10.17	$447,803	$11,177	9.98
Interest-bearing liabilities:
Interest-bearing deposits	$337,840	$2,715	3.22	$331,564	$2,862	3.45	$318,450	$2,812	3.53
Securitized debt obligations	13,731	176	5.11	14,931	205	5.47	17,836	261	5.85
Senior and subordinated notes	30,331	505	6.66	30,888	540	7.00	32,211	606	7.52
Other borrowings and liabilities(2)	2,312	9	1.57	2,434	12	1.85	2,373	10	1.78
Total interest-bearing liabilities	$384,214	$3,405	3.54	$379,817	$3,619	3.81	$370,870	$3,689	3.98
Net interest income/spread		$8,013	6.32		$8,098	6.36		$7,488	6.00
Impact of non-interest-bearing funding			0.61			0.67			0.69
Net interest margin(3)			6.93%			7.03%			6.69%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2025 Q1
	2025	2024	2024	2024	2024	2024	2024
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$150,309	$155,618	$149,400	$147,065	$143,861	(3)%	4%
International card businesses	6,880	6,890	7,251	6,830	6,733	—	2
Total credit card	157,189	162,508	156,651	153,895	150,594	(3)	4
Consumer banking:
Auto	77,656	76,829	75,505	74,385	73,801	1	5
Retail banking	1,240	1,263	1,253	1,278	1,298	(2)	(4)
Total consumer banking	78,896	78,092	76,758	75,663	75,099	1	5
Commercial banking:
Commercial and multifamily real estate	31,971	31,903	32,199	32,832	34,272	—	(7)
Commercial and industrial	55,542	55,272	54,635	55,796	55,189	—	1
Total commercial banking	87,513	87,175	86,834	88,628	89,461	—	(2)
Total loans held for investment	$323,598	$327,775	$320,243	$318,186	$315,154	(1)	3
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$149,639	$150,290	$147,021	$143,744	$142,887	—	5%
International card businesses	6,768	7,036	6,951	6,723	6,758	(4)%	—
Total credit card	156,407	157,326	153,972	150,467	149,645	(1)	5
Consumer banking:
Auto	77,228	75,968	74,920	74,098	73,768	2	5
Retail banking	1,252	1,253	1,262	1,288	1,324	—	(5)
Total consumer banking	78,480	77,221	76,182	75,386	75,092	2	5
Commercial banking:
Commercial and multifamily real estate	31,733	32,058	32,416	33,801	34,310	(1)	(8)
Commercial and industrial	55,765	55,266	55,685	55,234	55,567	1	—
Total commercial banking	87,498	87,324	88,101	89,035	89,877	—	(3)
Total average loans held for investment	$322,385	$321,871	$318,255	$314,888	$314,614	—	2

						2025 Q1
	2025	2024	2024	2024	2024	2024		2024
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(4)	6.19%	6.06%	5.61%	6.05%	5.94%	13	bps	25	bps
International card businesses	5.02	5.17	5.23	5.03	5.16	(15)		(14)
Total credit card	6.14	6.02	5.60	6.00	5.90	12		24
Consumer banking:
Auto	1.55	2.32	2.05	1.81	1.99	(77)		(44)
Retail banking	4.75	5.63	5.43	5.38	4.04	(88)		71
Total consumer banking	1.60	2.38	2.11	1.87	2.03	(78)		(43)
Commercial banking:
Commercial and multifamily real estate	0.09	0.50	0.26	0.11	0.20	(41)		(11)
Commercial and industrial	0.12	0.13	0.20	0.17	0.08	(1)		4
Total commercial banking	0.11	0.26	0.22	0.15	0.13	(15)		(2)
Total net charge-offs	3.40	3.59	3.27	3.36	3.33	(19)		7
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.25%	4.53%	4.53%	4.14%	4.48%	(28)	bps	(23)	bps
International card businesses	4.56	4.52	4.53	4.63	4.83	4		(27)
Total credit card	4.26	4.53	4.53	4.16	4.50	(27)		(24)
Consumer banking:
Auto	4.93	5.95	5.61	5.67	5.28	(102)		(35)
Retail banking	1.13	1.12	0.95	1.57	0.95	1		18
Total consumer banking	4.87	5.87	5.53	5.60	5.21	(100)		(34)
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
International card businesses	0.13%	0.15%	0.15%	0.15%	0.13%	(2)	bps	—
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—
Consumer banking:
Auto	0.72	0.98	0.91	0.88	0.79	(26)		(7)	bps
Retail banking	1.89	1.94	2.19	2.81	3.21	(5)		(132)
Total consumer banking	0.74	0.99	0.93	0.92	0.83	(25)		(9)
Commercial banking:
Commercial and multifamily real estate	1.23	1.60	1.96	1.28	1.58	(37)		(35)
Commercial and industrial	1.50	1.27	1.32	1.56	1.10	23		40
Total commercial banking	1.40	1.39	1.55	1.46	1.28	1		12
Total nonperforming loans	0.56	0.61	0.65	0.63	0.57	(5)		(1)
Total nonperforming assets	0.58	0.63	0.67	0.64	0.58	(5)		—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2025
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2024	$12,494	$480	$12,974	$1,859	$25	$1,884	$1,400	$16,258
Charge-offs	(2,852)	(126)	(2,978)	(656)	(20)	(676)	(38)	(3,692)
Recoveries	538	41	579	357	6	363	14	956
Net charge-offs	(2,314)	(85)	(2,399)	(299)	(14)	(313)	(24)	(2,736)
Provision for credit losses	1,856	70	1,926	285	16	301	141	2,368
Allowance build (release) for credit losses	(458)	(15)	(473)	(14)	2	(12)	117	(368)
Other changes(7)	—	9	9	—	—	—	—	9
Balance as of March 31, 2025	12,036	474	12,510	1,845	27	1,872	1,517	15,899
Reserve for unfunded lending commitments:
Balance as of December 31, 2024	—	—	—	—	—	—	143	143
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	1	1
Balance as of March 31, 2025	—	—	—	—	—	—	144	144
Combined allowance and reserve as of March 31, 2025	$12,036	$474	$12,510	$1,845	$27	$1,872	$1,661	$16,043

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$5,654	$1,943	$572	$(156)	$8,013
Non-interest income (loss)	1,511	183	312	(19)	1,987
Total net revenue (loss)	7,165	2,126	884	(175)	10,000
Provision (benefit) for credit losses	1,926	301	142	—	2,369
Non-interest expense	3,638	1,581	486	197	5,902
Income (loss) from continuing operations before income taxes	1,601	244	256	(372)	1,729
Income tax provision (benefit)	382	58	61	(176)	325
Income (loss) from continuing operations, net of tax	$1,219	$186	$195	$(196)	$1,404

	Three Months Ended December 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$5,779	$1,959	$587	$(227)	$8,098
Non-interest income (loss)	1,585	182	366	(41)	2,092
Total net revenue (loss)	7,364	2,141	953	(268)	10,190
Provision (benefit) for credit losses	2,384	328	(72)	2	2,642
Non-interest expense	3,846	1,545	518	180	6,089
Income (loss) from continuing operations before income taxes	1,134	268	507	(450)	1,459
Income tax provision (benefit)	268	63	119	(84)	366
Income (loss) from continuing operations, net of tax	$866	$205	$388	$(366)	$1,093

	Three Months Ended March 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(8)	Other(8)	Total
Net interest income (loss)	$5,272	$2,011	$599	$(394)	$7,488
Non-interest income (loss)	1,476	159	281	(2)	1,914
Total net revenue (loss)	6,748	2,170	880	(396)	9,402
Provision (benefit) for credit losses	2,259	426	(2)	—	2,683
Non-interest expense	3,229	1,246	515	147	5,137
Income (loss) from continuing operations before income taxes	1,260	498	367	(543)	1,582
Income tax provision (benefit)	299	117	87	(201)	302
Income (loss) from continuing operations, net of tax	$961	$381	$280	$(342)	$1,280

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2025 Q1 vs.
	2025	2024	2024	2024	2024	2024		2024
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$5,654	$5,779	$5,743	$5,294	$5,272	(2)%		7%
Non-interest income	1,511	1,585	1,509	1,506	1,476	(5)		2
Total net revenue	7,165	7,364	7,252	6,800	6,748	(3)		6
Provision for credit losses	1,926	2,384	2,084	3,545	2,259	(19)		(15)
Non-interest expense	3,638	3,846	3,367	3,134	3,229	(5)		13
Income from continuing operations before income taxes	1,601	1,134	1,801	121	1,260	41		27
Income tax provision	382	268	427	30	299	43		28
Income from continuing operations, net of tax	$1,219	$866	$1,374	$91	$961	41		27
Selected performance metrics:
Period-end loans held for investment	$157,189	$162,508	$156,651	$153,895	$150,594	(3)		4
Average loans held for investment	156,407	157,326	153,972	150,467	149,645	(1)		5
Average yield on loans outstanding(1)	18.54%	19.05%	19.66%	18.79%	18.84%	(51)	bps	(30)	bps
Total net revenue margin(9)	18.32	18.72	18.82	18.03	17.99	(40)		33
Net charge-off rate	6.14	6.02	5.60	6.00	5.90	12		24
30+ day performing delinquency rate	4.26	4.53	4.53	4.16	4.50	(27)		(24)
30+ day delinquency rate	4.27	4.54	4.54	4.17	4.50	(27)		(23)
Nonperforming loan rate(5)	0.01	0.01	0.01	0.01	0.01	—		—
Purchase volume(10)	$157,948	$172,919	$166,203	$165,143	$150,171	(9)%		5%

						2025 Q1 vs.
	2025	2024	2024	2024	2024	2024		2024
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$5,343	$5,474	$5,434	$5,001	$4,972	(2)%		7%
Non-interest income	1,460	1,522	1,438	1,440	1,411	(4)		3
Total net revenue	6,803	6,996	6,872	6,441	6,383	(3)		7
Provision for credit losses	1,856	2,278	1,997	3,435	2,157	(19)		(14)
Non-interest expense	3,422	3,607	3,149	2,946	3,025	(5)		13
Income from continuing operations before income taxes	1,525	1,111	1,726	60	1,201	37		27
Income tax provision	363	262	407	15	283	39		28
Income from continuing operations, net of tax	$1,162	$849	$1,319	$45	$918	37		27
Selected performance metrics:
Period-end loans held for investment	$150,309	$155,618	$149,400	$147,065	$143,861	(3)		4
Average loans held for investment	149,639	150,290	147,021	143,744	142,887	—		5
Average yield on loans outstanding(1)	18.42%	19.00%	19.62%	18.73%	18.76%	(58)	bps	(34)	bps
Total net revenue margin(9)(11)	18.19	18.62	18.67	17.87	17.82	(43)		37
Net charge-off rate(4)	6.19	6.06	5.61	6.05	5.94	13		25
30+ day performing delinquency rate	4.25	4.53	4.53	4.14	4.48	(28)		(23)
Purchase volume(10)	$154,391	$168,994	$162,281	$161,370	$146,696	(9)%		5%
Refreshed FICO scores:(12)
Greater than 660	69%	69%	69%	69%	68%	—		1
660 or below	31	31	31	31	32	—		(1)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2025 Q1 vs.
	2025	2024	2024	2024	2024	2024		2024
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,943	$1,959	$2,028	$2,025	$2,011	(1)%		(3)%
Non-interest income	183	182	182	172	159	1		15
Total net revenue	2,126	2,141	2,210	2,197	2,170	(1)		(2)
Provision for credit losses	301	328	351	330	426	(8)		(29)
Non-interest expense	1,581	1,545	1,331	1,250	1,246	2		27
Income from continuing operations before income taxes	244	268	528	617	498	(9)		(51)
Income tax provision	58	63	125	146	117	(8)		(50)
Income from continuing operations, net of tax	$186	$205	$403	$471	$381	(9)		(51)
Selected performance metrics:
Period-end loans held for investment	$78,896	$78,092	$76,758	$75,663	$75,099	1		5
Average loans held for investment	78,480	77,221	76,182	75,386	75,092	2		5
Average yield on loans held for investment(1)	9.03%	9.04%	8.88%	8.54%	8.33%	(1)	bps	70	bps
Auto loan originations	$9,210	$9,399	$9,158	$8,463	$7,522	(2)%		22%
Period-end deposits	324,920	318,329	309,569	305,422	300,806	2		8
Average deposits	319,950	313,992	306,121	300,794	294,448	2		9
Average deposits interest rate	3.00%	3.21%	3.33%	3.22%	3.15%	(21)	bps	(15)	bps
Net charge-off rate	1.60	2.38	2.11	1.87	2.03	(78)		(43)
30+ day performing delinquency rate	4.87	5.87	5.53	5.60	5.21	(100)		(34)
30+ day delinquency rate	5.47	6.73	6.31	6.35	5.86	(126)		(39)
Nonperforming loan rate(5)	0.74	0.99	0.93	0.92	0.83	(25)		(9)
Nonperforming asset rate(6)	0.82	1.08	1.01	0.99	0.91	(26)		(9)
Auto—At origination FICO scores:(13)
Greater than 660	53%	54%	53%	53%	53%	(1)%		—
621 - 660	19	19	20	20	20	—		(1)%
620 or below	28	27	27	27	27	1		1
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2025 Q1 vs.
	2025	2024	2024	2024	2024	2024		2024
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$572	$587	$596	$609	$599	(3)%		(5)%
Non-interest income	312	366	292	271	281	(15)		11
Total net revenue(8)	884	953	888	880	880	(7)		—
Provision (benefit) for credit losses	142	(72)	48	34	(2)	**		**
Non-interest expense	486	518	495	483	515	(6)		(6)
Income from continuing operations before income taxes	256	507	345	363	367	(50)		(30)
Income tax provision	61	119	82	85	87	(49)		(30)
Income from continuing operations, net of tax	$195	$388	$263	$278	$280	(50)		(30)
Selected performance metrics:
Period-end loans held for investment	$87,513	$87,175	$86,834	$88,628	$89,461	—		(2)
Average loans held for investment	87,498	87,324	88,101	89,035	89,877	—		(3)
Average yield on loans held for investment(1)(8)	6.29%	6.72%	7.25%	7.23%	7.14%	(43)	bps	(85)	bps
Period-end deposits	$29,984	$31,691	$30,598	$29,210	$31,082	(5)%		(4)%
Average deposits	31,654	31,545	30,365	30,810	31,844	—		(1)
Average deposits interest rate	2.13%	2.28%	2.55%	2.55%	2.65%	(15)	bps	(52)	bps
Net charge-off rate	0.11	0.26	0.22	0.15	0.13	(15)		(2)
Nonperforming loan rate(5)	1.40	1.39	1.55	1.46	1.28	1		12
Nonperforming asset rate(6)	1.40	1.39	1.55	1.46	1.28	1		12
Risk category:(14)
Noncriticized	$80,677	$80,431	$78,835	$79,695	$80,804	—		—
Criticized performing	5,612	5,534	6,651	7,639	7,509	1%		(25)%
Criticized nonperforming	1,224	1,210	1,348	1,294	1,148	1		7
Total commercial banking loans held for investment	$87,513	$87,175	$86,834	$88,628	$89,461	—		(2)
Risk category as a percentage of period-end loans held for investment:(14)
Noncriticized	92.19%	92.26%	90.79%	89.92%	90.33%	(7)	bps	186	bps
Criticized performing	6.41	6.35	7.66	8.62	8.39	6		(198)
Criticized nonperforming	1.40	1.39	1.55	1.46	1.28	1		12
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2025 Q1 vs.
	2025	2024	2024	2024	2024	2024	2024
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest loss	$(156)	$(227)	$(291)	$(382)	$(394)	(31)%	(60)%
Non-interest income (loss)	(19)	(41)	(45)	11	(2)	(54)	**
Total net loss(8)	(175)	(268)	(336)	(371)	(396)	(35)	(56)
Provision (benefit) for credit losses	—	2	(1)	—	—	**	—
Non-interest expense(15)(16)	197	180	121	79	147	9	34
Loss from continuing operations before income taxes	(372)	(450)	(456)	(450)	(543)	(17)	(31)
Income tax benefit	(176)	(84)	(193)	(207)	(201)	110	(12)
Loss from continuing operations, net of tax	$(196)	$(366)	$(263)	$(243)	$(342)	(46)	(43)
Selected performance metrics:
Period-end deposits	$12,560	$12,687	$13,464	$16,810	$19,081	(1)	(34)
Average deposits	12,474	12,786	14,639	17,884	19,365	(2)	(36)
Total
Earnings:
Net interest income	$8,013	$8,098	$8,076	$7,546	$7,488	(1)%	7%
Non-interest income	1,987	2,092	1,938	1,960	1,914	(5)	4
Total net revenue	10,000	10,190	10,014	9,506	9,402	(2)	6
Provision for credit losses	2,369	2,642	2,482	3,909	2,683	(10)	(12)
Non-interest expense	5,902	6,089	5,314	4,946	5,137	(3)	15
Income from continuing operations before income taxes	1,729	1,459	2,218	651	1,582	19	9
Income tax provision	325	366	441	54	302	(11)	8
Income from continuing operations, net of tax	$1,404	$1,093	$1,777	$597	$1,280	28	10
Selected performance metrics:
Period-end loans held for investment	$323,598	$327,775	$320,243	$318,186	$315,154	(1)	3
Average loans held for investment	322,385	321,871	318,255	314,888	314,614	—	2
Period-end deposits	367,464	362,707	353,631	351,442	350,969	1	5
Average deposits	364,078	358,323	351,125	349,488	345,657	2	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $1.9 billion in Q1 2025, $2.0 billion in Q4 2024 and $1.9 billion in Q1 2024. Related interest expense was $7 million in Q1 2025, $8 million in Q4 2024 and $8 million in Q1 2024.
(3)The termination of our Walmart program agreement, effective May 21, 2024, (“Walmart Program Termination”) increased net interest margin by 20 basis points and 21 basis points in the first quarter of 2025 and fourth quarter of 2024, respectively. Excluding this impact, the net interest margin would have been 6.73% and 6.82% in the first quarter of 2025 and fourth quarter of 2024, respectively.
(4)The Walmart Program Termination increased the Domestic Card net charge-off rate by 42 basis points, 40 basis points, 38 basis points and 19 basis points for Q1 2025, Q4 2024, Q3 2024 and Q2 2024, respectively. Excluding this impact, the Domestic Card net charge-off rate would have been 5.77%, 5.66%, 5.23% and 5.86% for Q1 2025, Q4 2024, Q3 2024 and Q2 2024, respectively.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)Primarily represents foreign currency translation adjustments.
(8)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(9)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(10)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(11)The Walmart Program Termination increased Domestic Card net revenue margin by 52 basis points in Q1 2025, 55 basis points in Q4 2024, 51 basis points in Q3 2024 and 10 basis points in Q2 2024, respectively. Excluding this impact, the Domestic Card net revenue margin would have been 17.67% in Q1 2025, 18.07% in Q4 2024, 18.16% in Q3 2024 and 17.77% in Q2 2024.
(12)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(13)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(14)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(15)Includes the impact of ($9 million), $8 million and $42 million FDIC special assessment in Q3 2024, Q2 2024 and Q1 2024, respectively.
(16)Includes the impact of $110 million, $140 million, $63 million and $31 million in Discover integration expenses in Q1 2025, Q4 2024, Q3 2024 and Q2 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Regulatory Capital Metrics
Common equity excluding AOCI	$66,225	$65,823	$64,966	$63,435	$63,088
Adjustments:
AOCI, net of tax(2)	19	1	58	13	14
Goodwill, net of related deferred tax liabilities	(14,792)	(14,786)	(14,816)	(14,800)	(14,804)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(247)	(231)	(252)	(271)	(291)
Common equity Tier 1 capital	$51,205	$50,807	$49,956	$48,377	$48,007
Tier 1 capital	$56,050	$55,652	$54,801	$53,222	$52,852
Total capital(3)	63,930	61,805	61,151	59,875	59,484
Risk-weighted assets	375,874	377,145	368,199	366,959	366,161
Adjusted average assets(4)	483,888	480,794	473,146	470,915	468,030
Capital Ratios
Common equity Tier 1 capital(5)	13.6%	13.5%	13.6%	13.2%	13.1%
Tier 1 capital(6)	14.9	14.8	14.9	14.5	14.4
Total capital(7)	17.0	16.4	16.6	16.3	16.2
Tier 1 leverage(4)	11.6	11.6	11.6	11.3	11.3
TCE(8)	9.1	8.6	9.1	8.2	8.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

2025	2024	2024	2024	2024
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$1,325	$1,022	$1,692	$531	$1,200
Allowance build for Walmart program agreement loss sharing termination	—	—	—	826	—
Walmart program agreement termination contra revenue impact	—	—	—	27	—
Legal reserve activities	198	75	—	—	—
Discover integration expenses	110	140	63	31	—
FDIC special assessment	—	—	(9)	8	42
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,633	1,237	1,746	1,423	1,242
Income tax impacts	(76)	(52)	(13)	(218)	(10)
Adjusted net income available to common stockholders (non-GAAP)	$1,557	$1,185	$1,733	$1,205	$1,232

Diluted weighted-average common shares outstanding (in millions) (GAAP)	384.0	383.4	383.7	383.9	383.4

Diluted EPS (GAAP)	$3.45	$2.67	$4.41	$1.38	$3.13
Impact of adjustments noted above	0.61	0.42	0.10	1.76	0.08
Adjusted diluted EPS (non-GAAP)	$4.06	$3.09	$4.51	$3.14	$3.21

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$5,902	$6,089	$5,314	$4,946	$5,137
Legal reserve activities	(198)	(75)	—	—	—
Discover integration expenses	(110)	(140)	(63)	(31)	—
FDIC special assessment	—	—	9	(8)	(42)
Adjusted non-interest expense (non-GAAP)	$5,594	$5,874	$5,260	$4,907	$5,095

Total net revenue (GAAP)	$10,000	$10,190	$10,014	$9,506	$9,402
Walmart program agreement termination contra revenue impact	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,000	$10,190	$10,014	$9,533	$9,402

Efficiency ratio (GAAP)	59.02%	59.75%	53.07%	52.03%	54.64%
Impact of adjustments noted above	(308)	bps	(211)	bps	(54)	bps	(56)	bps	(45)	bps
Adjusted efficiency ratio (non-GAAP)	55.94%	57.64%	52.53%	51.47%	54.19%

2025	2024	2024	2024	2024
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1
Adjusted operating efficiency ratio:
Operating expense (GAAP)	$4,700	$4,714	$4,201	$3,882	$4,127
Legal reserve activities	(198)	(75)	—	—	—
Discover integration expenses	(110)	(140)	(63)	(31)	—
FDIC special assessment	—	—	9	(8)	(42)
Adjusted operating expense (non-GAAP)	$4,392	$4,499	$4,147	$3,843	$4,085

Total net revenue (GAAP)	$10,000	$10,190	$10,014	$9,506	$9,402
Walmart program agreement termination contra revenue impact	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$10,000	$10,190	$10,014	$9,533	$9,402

Operating efficiency ratio (GAAP)	47.00%	46.26%	41.95%	40.84%	43.89%
Impact of adjustments noted above	(308)	bps	(211)	bps	(54)	bps	(53)	bps	(44)	bps
Adjusted operating efficiency ratio (non-GAAP)	43.92%	44.15%	41.41%	40.31%	43.45%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2024	2024	2024	2024
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Pre- Provision Earnings
Total net revenue	$10,000	$10,190	$10,014	$9,506	$9,402
Non-interest expense	(5,902)	(6,089)	(5,314)	(4,946)	(5,137)
Pre-provision earnings(9)	$4,098	$4,101	$4,700	$4,560	$4,265
Tangible Common Equity (Period-End)
Stockholders’ equity	$63,542	$60,784	$62,925	$57,981	$57,801
Goodwill and other intangible assets(10)	(15,139)	(15,157)	(15,214)	(15,226)	(15,257)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$43,558	$40,782	$42,866	$37,910	$37,699
Tangible Common Equity (Average)
Stockholders’ equity	$62,240	$61,764	$61,289	$58,107	$57,998
Goodwill and other intangible assets(10)	(15,149)	(15,195)	(15,225)	(15,249)	(15,280)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$42,246	$41,724	$41,219	$38,013	$37,873
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$1,325	$1,022	$1,692	$531	$1,200
Tangible common equity (Average)	42,246	41,724	41,219	38,013	37,873
Return on tangible common equity(11)(12)	12.55%	9.77%	16.42%	5.59%	12.67%
Tangible Assets (Period-End)
Total assets	$493,604	$490,144	$486,433	$480,018	$481,720
Goodwill and other intangible assets(10)	(15,139)	(15,157)	(15,214)	(15,226)	(15,257)
Tangible assets(11)	$478,465	$474,987	$471,219	$464,792	$466,463

	2025	2024	2024	2024	2024
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Assets (Average)
Total assets	$491,817	$488,300	$481,219	$477,285	$474,995
Goodwill and other intangible assets(10)	(15,149)	(15,195)	(15,225)	(15,249)	(15,280)
Tangible assets(11)	$476,668	$473,105	$465,994	$462,036	$459,715
Return on Tangible Assets (Average)
Net income	$1,404	$1,096	$1,777	$597	$1,280
Tangible Assets (Average)	476,668	473,105	465,994	462,036	459,715
Return on tangible assets(11)(13)	1.18%	0.92%	1.53%	0.52%	1.11%
TCE Ratio
Tangible common equity (Period-end)	$43,558	$40,782	$42,866	$37,910	$37,699
Tangible Assets (Period-end)	478,465	474,987	471,219	464,792	466,463
TCE Ratio(11)	9.1%	8.6%	9.1%	8.2%	8.1%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$43,558	$40,782	$42,866	$37,910	$37,699
Outstanding Common Shares	383.0	381.2	381.5	381.9	382.1
Tangible book value per common share(11)	$113.74	$106.97	$112.36	$99.28	$98.67
__________
(1)Regulatory capital metrics and capital ratios as of March 31, 2025 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.